Exhibit 10.10

                           KIBO'S LETTER OF GUARANREE


CREDIT  GUARANTEE  FOR  BANK

GUARANTEE  NUMBER  106200900340

RECIPIENT  :  SHIN  HAN  BANK

GUARANTEE  AMOUNT  :  500,000,000  KOREAN  WON

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Principal Debtor   Corporation      Leo Motors Co., Ltd.
                   ---------------  -------------------------------------------
                   CEO & President  Jung Yong Lee
                   ---------------  -------------------------------------------
                   Address          291-1 , Hasangok-Dong, Hanam-Si, Gyunggi-Do
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Term                                Until  May 26 2010
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Guarantee Method                    Individual Guarantee
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Credit Type                         Credit for Regular Business Operation
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Special Guarantee  Condition        None
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KIBO shall guarantee the responsibility of a surety as set forth above.


                             ISSUED ON MAY 27 2009

                                       By:  //_________________________________
                                            Byung  Hwa  Jin
                                            CEO  &  President
                                            KIBO  Technology  Fund


Branch  :  Sopa  Technology  Evaluation  Center
In  charger  of  :  Jin  Hyung  Kim
Tel  :  82-2-3432-8031~40
Address  :  Duam  Bldg  2F,  Seokchon-dong  174-6
            Sopa-gu,  Seoul,  Korea